Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Media Relations	Leila Dillon, 508.661.2264, news@ameresco.com
	Investor Relations	Eric Prouty, AdvisIRy Partners 212.750.5800, eric.prouty@advisiry.com
Lynn Morgen, AdvisIRy Partners, 212.750.5800, lynn.morgen@advisiry.com

Ameresco Hosts 2022 Investor Day

- Announces 2024 Adjusted EBITDA Target of $300 Million, Double 2021 Levels –
- Articulates Expanding and Rapidly Growing Addressable Markets -
- Provides Details on Expected/Targeted RNG Asset Build Schedule -
- Provides Updates on SCE BESS Project -

FRAMINGHAM, M.A. – March 23, 2022- Ameresco, Inc. (NYSE:AMRC), a leading cleantech integrator specializing in energy efficiency and renewable energy, hosted its previously announced 2022 Investor Day in NYC today. Members of the leadership team discussed key growth opportunities highlighting the Company’s portfolio of innovative solutions which makes Ameresco a preferred partner for complex and comprehensive advanced energy projects highlighting Ameresco’s integrated business model and long-term growth opportunities at the nexus of cost savings, energy resiliency and carbon footprint reduction. A copy of the investor day presentation will also be available in the “Investor Relations” section of the Company’s website along with a replay of the day’s presentations.

“In conjunction with our first investor day we were pleased to set a 2024 target of $300 million in Adjusted EBITDA, or double our recently reported 2021 Adjusted EBITDA results. Ameresco’s expanding addressable markets along with the continued rapid growth of our Energy Asset business gives us confidence in setting this goal,” said George P. Sakellaris, President and Chief Executive Officer. “Our management team and board are fully aligned on executing this impressive profit growth goal.”

Increased corporate and macro drivers, along with a favorable policy environment, has continued to expand Ameresco’s addressable markets at a rapid rate. Our strong market share position in the ESCO market as well as our reputation for executing on complex projects put us in a strong position to benefit from a total addressable market which is projected to grow from approximately $80B in 2022 to over $100B in 2026.

Ameresco provided more color to the roadmap previously outlined for the growth plan in its green gas business, including reaching mechanical completion of RNG assets by the end of 2024 that could result in a four-fold cumulative MMBtu output compared to 2021 levels when the plants are placed in service, with the company’s RNG Assets in Development as of the end of 2021 already in the permitting or construction phase. As noted previously, the company recently doubled its engineering and construction team to execute this aggressive RNG development strategy.

In addition, Ameresco provided an update on its transformational utility scale battery energy storage systems (BESS) at three sites for Southern California Edison (SCE). The company is pleased to report that it has placed purchase orders for all major equipment, has executed subcontracts for all major civil, electrical and mechanical work and that all sites have been mobilized in preparation for equipment deliveries. Ameresco is actively managing global supply chain challenges and continues to expect timely completion of the project.

“We are excited for the vast opportunity ahead of Ameresco. Our addressable markets continue to expand as customers continue to seek out Ameresco to solve their complex energy and environmental challenges. The breadth and depth of our technological expertise along with our proven track record across all our markets positions Ameresco well to benefit from the rapidly growing number of opportunities in front of us,” Mr. Sakellaris concluded.

About Ameresco, Inc.
Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading cleantech integrator and renewable energy asset developer, owner and operator. Our comprehensive portfolio includes energy efficiency, infrastructure upgrades, asset sustainability and renewable energy solutions delivered to clients throughout North America and Europe. Ameresco’s sustainability services in support of clients’ pursuit of Net-Zero include upgrades to a facility’s energy infrastructure and the development, construction, and operation of distributed energy resources. Ameresco has successfully completed energy saving, environmentally responsible projects with Federal, state and local governments, healthcare and educational institutions, housing authorities, and commercial and industrial customers. With its corporate headquarters in Framingham, MA, Ameresco has more than 1,200 employees providing local expertise in the United States, Canada, and Europe. For more information, visit www.ameresco.com.

Forward Looking Statements
Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as expectation on estimated future financial results, statements about our long term outlook and our expected timeline of SCE Project, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing to fund our operations and projects and to comply with covenants in our existing debt agreements; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy and the fiscal health of the government; the ability of customers to cancel or defer contracts included in our backlog; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment particularly given global supply chain challenges; our reliance on third parties for our construction and installation work; the addition of new customers or the loss of existing customers including our reliance on the agreement with SCE for a significant portion of our revenues in 2022; the impact from Covid-19 on our business; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; cybersecurity incidents and breaches; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2022. The forward-looking statements included herein represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Use of Non-GAAP Financial Measures
This press release includes references to adjusted EBITDA, which is a Non-GAAP financial measure. For a description of this Non-GAAP financial measure, the reasons management uses this measure, and a reconciliation of this Non-GAAP financial measure to the most directly comparable financial measures prepared in accordance with GAAP, please see the section titled “Non-GAAP Financial Measures” at the end of the supplemental earnings presentation for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022 which is also available at Ameresco’s Investor Relations website at https://ir.ameresco.com/financial-results. Ameresco does not provide a reconciliation of non-GAAP measures that it discusses as part of its long-term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all.